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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2015

CNO Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31792	75-3108137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
11825 North Pennsylvania Street
Carmel, Indiana 46032
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (317) 817-6100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.	Other Events.

Commencement of Senior Notes Offering
On May 11, 2015, CNO Financial Group, Inc. (the “Company”) commenced an offering of $800 million of senior notes, consisting of tranches maturing in 2020 and 2025. The Company intends to use the net proceeds of the offering, together with borrowings of $100 million under an expected $150 million four-year senior unsecured revolving credit facility, to (i) repay all amounts outstanding under its existing senior secured credit facility, (ii) redeem and satisfy and discharge all of its outstanding 6.375% Senior Secured Notes due 2020 (the “Existing Notes”) and (iii) pay fees and expenses related to the foregoing. Any remaining amounts will be used for general corporate purposes, including share repurchases. A copy of the press release announcing the commencement of the offering is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Redemption of Existing Notes and Satisfaction and Discharge of the Existing Notes Indenture
On May 11, 2015, the Company requested that Wilmington Trust, National Association (the “Trustee”), on behalf of the Company, provide notice of conditional redemption to the holders of the Company’s Existing Notes. Pursuant to the notice of conditional redemption, all outstanding Existing Notes will be redeemed on June 10, 2015 (the “Redemption Date”) at a redemption price equal to 100% of the principal amount of the Existing Notes plus the applicable premium under the terms of the related indenture (the “Redemption Price”), plus accrued and unpaid interest, if any, to, but not including, the Redemption Date. The notice of conditional redemption is conditioned upon the receipt by the Company on or prior to the Redemption Date of net proceeds from one or more debt financing transactions in an aggregate amount at least equal to the amount required to pay the Redemption Price. Prior to the Redemption Date, the Company anticipates depositing, with the Trustee, sufficient funds to pay the Redemption Price, plus accrued and unpaid interest, if any, to, but not including, the Redemption Date, on the Redemption Date and any other fees and expenses payable under the indenture. As a result, the Company will be released from its obligations under the Existing Notes and the related indenture pursuant to the satisfaction and discharge provisions of such indenture.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.
Exhibit
Number    Exhibit

99.1        Press release of CNO Financial Group, Inc., dated May 11, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNO Financial Group, Inc.

Date: May 11, 2015
	By:	/s/ John R. Kline
John R. Kline
Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX
Exhibit
Number    Exhibit

99.1        Press release of CNO Financial Group, Inc., dated May 11, 2015.

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